UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

        Date of Report (date of earliest event reported): March 23, 2006


                               Comtech Group, Inc.
               (Exact name of registrant as specified in charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


             000-02642                               52-0466460
      (Commission File Number)           (IRS Employer Identification No.)


                         c/o Comtech Group, Room 10001,
                           Tower C, Skyworth Building,
                           High-Tech Industrial Park,
                           Nanshan, Shenzhen 5180, PRC
              -----------------------------------------------------
              (Address of principal executive offices and zip Code)


                               011-86-755-267-4327
              -----------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

      On March 23, 2006, Comtech Group, Inc. (the "Company") issued a press release containing certain financial results for its fourth quarter and fiscal year ended December 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

      As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.    Description

99.1           Comtech Group, Inc. Press Release dated March 23, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMTECH GROUP, INC.


                                       By: /s/ Hope Ni
                                           --------------------------------
                                           Name:  Hope Ni
                                           Title: Chief Financial Officer

Dated: March 23, 2006


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                                  Exhibit Index

Exhibit No.    Description

99.1           Comtech Group, Inc. Press Release dated March 23, 2006.


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